LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                        JANUARY 1-31, 2005              PAYMENT DATE:    FEB 15 2005
Determination Date:                       Feb 08 2005                    Report Branch:   2042
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                                                                                                                        Overcollat-
Initial Deal                                   TOTAL        CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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Class Percentages                                 100.00%         16.46%           39.20%          22.74%        19.60%        2.00%
Initial Pool Balance                       224,144,683.55  36,903,180.70    87,864,715.95   50,961,535.25 43,932,357.98 4,482,893.67
Prefunding                                  30,957,357.27   5,096,819.30    12,135,284.05    7,038,464.75  6,067,642.02   619,147.15
Total Balance                              255,102,040.82  42,000,000.00   100,000,000.00   58,000,000.00 50,000,000.00 5,102,040.82
Note Balance Total                         250,000,000.00  42,000,000.00   100,000,000.00   58,000,000.00 50,000,000.00
Number of Contracts                                12,318
Class Pass Through Rates                                        1.57625%            2.65%           3.46%         4.05%
Servicing Fee Rate                               1.75000%
Indenture Trustee Fee                            0.00300%
Custodian Fee                                    0.02000%
Backup Servicer Fee                              0.02000%
Insurance Premium Fee                            0.29000%
Demand Note Rate                                 6.00000%

Initial Weighted Average APR                      10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                       0.000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer Participation)
      of Remaining Portfolio10.042%
Initial Weighted Average Remaining Term             65.00
Initial Weighted Average Original Term              68.00

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CURRENT MONTH CERTIFICATE                                                                                               OVERCOLLAT-
     BALANCES                                  TOTAL        CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                   208,480,055.75           0.00    95,378,014.92   58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                              0.00           0.00             0.00            0.00          0.00         0.00
Total Pool Balance                         208,480,055.75           0.00    95,378,014.92   58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance                         198,295,343.33           0.00    90,295,343.33   58,000,000.00 50,000,000.00

EOP:
Number of Current Month Closed Contracts              308
Number of Reopened Loans                             0.00
Number of Contracts - EOP                          12,036
Pool Balance  -  EOP                       200,807,635.31              -    87,705,594.48   58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                              0.00           0.00             0.00            0.00          0.00         0.00
Total Pool Balance  -  EOP                 200,807,635.31              -    87,705,594.48   58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance - EOP                   189,921,897.55              -    81,921,897.55   58,000,000.00 50,000,000.00

Class Collateral Pool Factors                  0.75968759     0.00000000       0.81921898      1.00000000    1.00000000

Weighted Average APR of Remaining Portfolio      9.99409%
Weighted Average Monthly Dealer
      Participation Fee Rate                     0.00000%
Weighted Average Adjusted APR (net of
      Monthly Dealer Participation) of
      Remaining Portfolio                        9.99409%
Weighted Average Remaining Term                     59.05
Weighted Average Original Term                      67.95

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                     CONTRACTS
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     Monthly Payments:       Principal                                        3,356,174.55
                             Interest                                         1,754,297.65
     Early Payoffs:          Principal Collected                              3,777,597.65
                             Early Payoff Excess Servicing Compensation             244.99
                             Early Payoff Principal Net of Rule of 78s Adj.   3,777,352.66             268
                             Interest                                            36,184.76
     Liquidated Receivable:  Principal Collected                                 38,913.57
                             Liquidated Receivable Excess Servicing Compensation      0.00
                             Liquidated Receivable Principal Net of Rule of 78s A38,913.57              32
                             Interest                                               263.44
     Purchase Amount:        Principal                                          182,874.65               8
                             Interest                                             7,052.76
                                          Total Principal                     7,355,315.43
                                          Total Interest                      1,797,798.61
                                          Total Principal and Interest        9,153,114.04
     Recoveries                                                                 123,657.77
     Excess Servicing Compensation                                                  244.99
     Late Fees & Miscellaneous Fees                                              35,783.37
     Collection Account Customer Cash                                         9,312,800.17
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                        10,342.93
     Prefunding Account Investment Income                                             0.00
     Mandatory Special Redemption                                                     0.00
     Negative Carry Amount                                                            0.00
     Available Funds                                                          9,323,143.10

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                                                                              DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION                                                                     AMOUNT        DEFICIENCY CLAIM
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                                                                              9,323,143.10
Monthly Dealer Participation Fee                                      0.00    9,323,143.10            0.00
Prior Unpaid Dealer Participation Fee                                 0.00    9,323,143.10
Servicing Fees:              Current Month Servicing Fee        304,033.41
                             Prior Period Unpaid Servicing Fee        0.00
                             Late Fees & Miscellaneous Fees      35,783.37
                             Excess Servicing Compensation          244.99
                                          Total Servicing Fees: 340,061.77    8,983,081.33            0.00
Indenture Trustee Fee                                               495.74    8,982,585.59            0.00
Custodian Fee                                                     3,474.67    8,979,110.92            0.00
Backup Servicer Fee                                               3,474.67    8,975,636.25            0.00
Prior Unpaid Indenture Trustee Fee                                    0.00    8,975,636.25            0.00
Prior Unpaid Custodian Fee                                            0.00    8,975,636.25            0.00
Prior Unpaid Backup Servicer Fee                                      0.00    8,975,636.25            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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                                                                              DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                           AMOUNT        DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                           0.00     8,975,636.25            0.00
                             Prior Carryover Shortfall               0.00     8,975,636.25
Class A-2 Note Interest:     Current Month                     199,402.22     8,776,234.03            0.00
                             Prior Carryover Shortfall               0.00     8,776,234.03
Class A-3 Note Interest:     Current Month                     167,233.33     8,609,000.70            0.00
                             Prior Carryover Shortfall               0.00     8,609,000.70
Class A-4 Note Interest:     Current Month                     168,750.00     8,440,250.70            0.00
                             Prior Carryover Shortfall               0.00     8,440,250.70
Principal Payment Amount:    Current Month                           0.00     8,440,250.70            0.00
                             Prior Carryover Shortfall               0.00     8,440,250.70
Certificate Insurer:         Reimbursement Obligations               0.00     8,440,250.70            0.00
                             Premium                            45,898.28     8,394,352.42            0.00
Demand Note Interest Payment Amount
                             Current Month                      26,842.57     8,367,509.85            0.00
                             Prior Carryover Shortfall               0.00     8,367,509.85            0.00
Demand Note                  Reimbursement                           0.00     8,367,509.85            0.00
Expenses:                    Trust Collateral Agent                  0.00     8,367,509.85            0.00
                             Indenture Trustee                       0.00     8,367,509.85            0.00
                             Backup Servicer                         0.00     8,367,509.85            0.00
                             Custodian                               0.00     8,367,509.85            0.00
Distribution to (from) the Spread Account                    8,367,509.85             0.00

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LIQUIDATED RECEIVABLES
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                                                                                           Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                 Balance         Units
     BOP Liquidated Receivable Principal Balance 356,018.58            BOP Cram Down loss Balance 3,816.01          3.00
     Current Month Cram Down Loss                      0.00          Current Month Cram Down Loss     0.00          2.00
     Liquidation Principal Proceeds               38,913.57
     Principal Loss                              317,105.01
     Prior Month Cumulative Principal Loss LTD 1,239,513.11
     Cumulative Principal Loss LTD             1,556,618.12             Cumulative Cram Down Loss 3,816.01          5.00

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STATISTICAL INFORMATION
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                                                             % OF TOTAL POOL
DELINQUENCY STATUS:          # OF CONTRACTS   AMOUNT              BALANCE
     Current                        9,981  170,161,647.47          84.74%
     1-29 Days                      1,892   29,203,974.49          14.54%
     30-59 Days                        86      721,570.17           0.36%
     60-89 Days                        49      487,058.03           0.24%
     90-119 Days                       22      215,174.66           0.11%
     120 Days or More                   6       18,210.49           0.01%
                       Total       12,036  200,807,635.31         100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:

(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.55384%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.96%      4.26%            NO             4.85%             NO
Cumulative Loss Rate                0.35%      2.24%            NO             2.67%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:

                             CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                             # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS      AMOUNT *
Prior Month Inventory                   9      175,356.06            Prior Month Inventory               3     41,008.54
Repurchased                             0            0.00                      Repurchased               0          0.00
Adjusted Prior Month Inventory          9      175,356.06   Adjusted Prior Month Inventory               3     41,008.54
Current Month Repos                    12      207,738.52              Current Month Repos              14    286,324.12
Repos Actually Liquidated               9      175,356.06     Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0            0.00        Repos Actually Liquidated              14    276,096.85
Dealer Payoff                           0            0.00                    Dealer Payoff               0          0.00
Redeemed / Cured                        0            0.00                 Redeemed / Cured               0          0.00
Purchased Repos                         0            0.00                  Purchased Repos               0          0.00
Current Month Inventory                12      207,738.52          Current Month Inventory               3     51,235.81

                 * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                             # OF CONTRACTS        AMOUNT
Current Month Balance                  34      356,018.58
Cumulative Balance                    149    1,683,999.22
Current Month Proceeds                          39,177.01
Cumulative Proceeds                            126,856.96
Current Month Recoveries                       123,657.77
Cumulative Recoveries                          654,468.93

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR SALE             CUMULATIVE RECEIVABLES
                                          AND BY ELECTION:                                  LIQUIDATED AT 150+ AND 60+:
                                                  Balance           Units                          Balance         Units
Prior Month                                     20,317.21               4                         7,815.83             4
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                (581.67)
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                         1,033.15               4
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                  (4,054.12)             -4
Deficiency Balance of Sold Vehicles                  0.00
EOP                                             16,714.57               4                         7,815.83             4

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                          REQUISITE AMOUNT:   3,826,511.30
Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,826,511.30
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                8,367,509.85
Investment Income                                                5,935.93
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                           12,199,957.08

Spread Account Release Amount                                8,373,445.78

EOP Balance                                                  3,826,511.30

     Class A Principal Payment Amount                        8,373,445.78
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      5,368,514.47

     OVERCOLLATERALIZATION AMOUNT                           10,885,737.76

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 20,080,763.53           10.00%

     REQUIRED TOTAL ENHANCEMENT AMOUNT                      20,080,763.53           10.00%

     PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                                     0.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                        0.00
     Investment Income Deposited to Note Account                     0.00
     Mandatory Special Redemption                                    0.00
     Remaining Prefunding Balance                                                     0.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                           0.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                                     0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                                     0.00
     Current Month Negative Carry                                    0.00
     Investment Income                                               0.00
     EOP Balance Prior to Release                                    0.00
     Capitalized Interest Account Balance Released to Servicer       0.00
     EOP Balance                                                     0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

        CUMULATIVE LOSS:                                  CUMULATIVE GROSS DEFAULT:
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           UP TO MON TH    TRIGGER EVENT EVENT OF DEFAULT   UP TO MONTH    TRIGGER EVENT  EVENT OF DEFAULT
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                3               0.90%          1.15%               3          1.79%3           2.08%
                6               1.79%          2.10%               6          3.58%6           3.81%
                9               2.24%          2.67%               9          4.26%9           4.85%
               12               3.58%          3.81%              12          6.72%            6.92%
               15               4.07%          4.33%              15          7.74%            7.87%
               18               4.89%          5.19%              18          9.78%            9.44%
               21               5.33%          6.06%              21          10.26%          11.02%
               24               5.91%          6.58%              24          10.74%          11.96%
               27               6.29%          7.10%              27          11.43%          12.91%
               30               6.86%          7.61%              30          12.47%          13.84%
               33               7.24%          8.14%              33          13.16%          14.79%
               36               7.62%          8.48%              36          13.85%          15.42%
               39               7.81%          8.65%              39          14.20%          15.73%
               42               8.00%          9.00%              42          14.54%          16.36%
               45               8.00%          9.00%              45          14.54%          16.36%
               48               8.00%          9.00%              48          14.54%          16.36%
               51               8.00%          9.00%              51          14.54%          16.36%
               54               8.00%          9.00%              54          14.54%          16.36%
               57               8.00%          9.00%              57          14.54%          16.36%
               60               8.00%          9.00%              60          14.54%          16.36%
               63               8.00%          9.00%              63          14.54%          16.36%
               66               8.00%          9.00%              66          14.54%          16.36%
               69               8.00%          9.00%              69          14.54%          16.36%
               72               8.00%          9.00%              72          14.54%          16.36%
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     AVERAGE DELINQUENCY RATIO:
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     Up to Month               Trigger Event   Event of Default
                          12        5.25%           7.25%
                          24        6.25%           8.25%
                          72        7.25%           9.25%
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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated July 1, 2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller